UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2026

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10500 Liberty Parkway Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Medical Properties Trust, Inc.'s (the "Company") annual meeting of stockholders was held on May 28, 2026. As of March 19, 2026, the Company’s record date, there were 602,829,003 shares of common stock outstanding and entitled to vote. At the annual meeting, 468,686,557 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable. For more information about each proposal, see the Company’s definitive proxy statement, dated April 13, 2026.

Proposal 1: The election of nine directors to the board of directors of the Company, to serve until the next annual meeting of stockholders in 2027 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstensions:	Broker Non-Votes:
Edward K. Aldag, Jr.	326,606,762	14,394,945	5,294,467	122,390,383
G. Steven Dawson	327,763,006	14,290,105	4,243,063	122,390,383
R. Steven Hamner	323,486,576	18,502,877	4,306,721	122,390,383
Caterina A. Mozingo	329,917,176	12,147,873	4,231,125	122,390,383
Emily W. Murphy	324,431,895	17,629,502	4,234,777	122,390,383
Elizabeth N. Pitman	320,148,318	21,945,226	4,202,630	122,390,383
D. Paul Sparks, Jr.	313,040,588	28,974,759	4,280,827	122,390,383
Michael G. Stewart	326,486,132	15,528,913	4,281,129	122,390,383
C. Reynolds Thompson, III	319,263,889	22,700,542	4,331,743	122,390,383

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026:

For:	Against:	Abstensions:	Broker Non-Votes:
459,883,831	6,189,396	2,613,330	—

Proposal 3: The approval of a non-binding, advisory vote on named executive officer compensation:

For:	Against:	Abstensions:	Broker Non-Votes:
245,721,749	96,721,390	3,853,035	122,390,383

Proposal 4: The approval of the Medical Properties Trust, Inc. Second Amended and Restated 2019 Equity Incentive Plan:

For:	Against:	Abstensions:	Broker Non-Votes:
280,147,111	60,763,845	5,385,218	122,390,383

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2026